Supplement Dated December 20, 2018 to your Prospectus Dated June 28, 2018

At a meeting held on December 4-5, 2018, the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a name change to the Morgan Stanley VIF Mid Cap Growth Portfolio, effective on or about April 30, 2019 (the “Effective Date”).

Accordingly, on or about the Effective Date, your prospectus is hereby amended as follows:

All references to “Morgan Stanley VIF Mid Cap Growth Portfolio” in the prospectus are hereby deleted and replaced with “Morgan Stanley VIF Discovery Portfolio.”

This Supplement Should Be Retained For Future Reference.

HV-7754